September 29, 2005




Board of Directors
Gift Liquidators, Inc.
4020 Will Rogers Parkway, Suite 700
Oklahoma City, OK 73108

Gentlemen:

         Please be advised that effective this date, the undersigned does hereby resign as President and Chief Executive Officer of the Corporation and as a member of the Board of Directors of Gift Liquidators, Inc.


                                                          Very truly yours,

                                                          /s/ G. Max Colclasure
                                                          ---------------------
                                                          G. Max Colclasure

                                                              September 29, 2005




Board of Directors
Gift Liquidators, Inc.
4020 Will Rogers Parkway, Suite 700
Oklahoma City, OK 73108

Gentlemen:

         Please be advised that effective this date, the undersigned does hereby resign as Secretary, Treasurer and Chief Financial Officer of the Corporation.


                                                          Very truly yours,

                                                          /s/ Ronald Hurt
                                                          ---------------------
                                                          Ronald Hurt

                                                              September 29, 2005




Board of Directors
Gift Liquidators, Inc.
4020 Will Rogers Parkway, Suite 700
Oklahoma City, OK 73108

Gentlemen:

         Please be advised that effective this date, the undersigned does hereby resign as a member of the Board of Directors of Gift Liquidators, Inc.


                                                          Very truly yours,

                                                          /s/ Seward S. Robb
                                                          ---------------------
                                                          Seward S. Robb

                                                              September 29, 2005




Board of Directors
Gift Liquidators, Inc.
4020 Will Rogers Parkway, Suite 700
Oklahoma City, OK 73108

Gentlemen:

         Please be advised that effective this date, the undersigned does hereby resign as President of the Corporation and as a member of the Board of Directors of Gift Liquidators, Inc.


                                                          Very truly yours,

                                                          /s/ Ronald E. Kozak
                                                          ---------------------
                                                          Ronald E. Kozak